                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No.   )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /
    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / /  Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         Longs Drug Stores Corporation
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                         Longs Drug Stores Corporation
- - --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
/ /  Fee   computed  on   table  below   per  Exchange   Act  Rules  14a-6(i)(4)
     and 0-11
     1) Title of each class of securities to which transaction applies:


        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:


        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:


        ------------------------------------------------------------------------
     5) Total fee paid:


        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:


        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:


        ------------------------------------------------------------------------
     3) Filing Party:


        ------------------------------------------------------------------------
     4) Date Filed:


        ------------------------------------------------------------------------

                 NOTICE OF 1995 ANNUAL MEETING OF SHAREHOLDERS

                      [LONGS DRUG STORES CORPORATION LOGO]

    The Annual Meeting of Shareholders of Longs Drug Stores Corporation will be held at the Regional Center for the Arts, 1601 Civic Drive, Walnut Creek, California, on Tuesday, May 16, 1995, at 11:00 a.m., for the purposes of (1) electing four directors; and (2) transacting such other business as may properly be brought before the meeting or any adjournment thereof.

    Only shareholders of record at the close of business on Tuesday, April 4, 1995, will be entitled to vote at the meeting.

    If you are unable to be present, you are requested to vote your shares by signing the enclosed proxy and returning it in the envelope provided.

Walnut Creek, California
April 18, 1995

                                                   ORLO D. JONES
                                                   Secretary

                      [LONGS DRUG STORES CORPORATION LOGO]

                               EXECUTIVE OFFICES
                             141 NORTH CIVIC DRIVE
                         WALNUT CREEK, CALIFORNIA 94596

                                PROXY STATEMENT

    The following information is submitted concerning the enclosed proxy and the matters to be acted upon at the Annual Meeting of Shareholders of Longs Drug Stores Corporation (the "Company") to be held on May 16, 1995, or any adjournment thereof, pursuant to the Notice of said meeting.

    The approximate date on which this Proxy Statement and form of proxy are first being sent or given to shareholders is April 18, 1995.

                          INFORMATION CONCERNING PROXY

    The proxy is solicited on behalf of the Board of Directors of the Company. It may be revoked at any time before its exercise by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. It may also be revoked by attendance at the meeting and election to vote in person.

    D.F. King & Co., Inc. has been engaged to assist in the solicitation of proxies from brokers, banks, institutions, and other shareholders for an anticipated fee of approximately $5,000, plus reasonable out-of-pocket costs and expenses. Certain directors, officers, and regular employees of the Company may solicit proxies by mail, telephone, telegraph, or personal interview. The entire cost of solicitation of proxies will be borne by the Company.

    As of April 4, 1995, the Company had 20,659,076 shares of Common Stock outstanding. Only shareholders of record at the close of business on April 4, 1995, will be entitled to notice of, and to vote at, the Annual Meeting. Each share is entitled to one vote. A plurality of all the votes cast at the meeting, with a quorum present, is sufficient to elect a director. Abstentions and broker non-votes will not be considered votes cast for the foregoing purposes.

 SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND PRINCIPAL STOCKHOLDERS

    The following table presents the number of shares of the Company's Common Stock owned beneficially as of April 4, 1995, by each director and nominee, each of the five most highly compensated executive officers for the fiscal year ended January 26, 1995, and all directors and executive officers as a group, and by all other persons known by the Company to beneficially own more than 5% of the Company's Common Stock.

                                                                                                     SHARES BENEFICIALLY OWNED(1)
                                                                                                     ----------------------------
NAME(2)                                                                                               COMMON STOCK     % OF CLASS
- - ---------------------------------------------------------------------------------------------------  ---------------   ----------
Robert M. Long.....................................................................................  2,127,283(3)        10.3%
Vera M. Long.......................................................................................  1,944,610(4)         9.4%
Thomas J. Long Foundation..........................................................................  1,562,673(5)         7.6%
J.M. Long Foundation...............................................................................    625,550(6)         3.0%
Ariel Capital Management, Inc......................................................................  2,587,764(7)        12.5%
Bill M. Brandon....................................................................................     17,454           *
Richard M. Brooks..................................................................................      2,100           *
William G. Combs...................................................................................      8,045           *
David G. DeSchane..................................................................................     22,500           *
Edward E. Johnston.................................................................................        500           *
Orlo D. Jones......................................................................................      9,772           *
Mary S. Metz.......................................................................................        130           *
Ronald A. Plomgren.................................................................................     93,574(8)        *
Stephen D. Roath...................................................................................     33,459           *
Harold R. Somerset.................................................................................        100           *
Thomas R. Sweeney..................................................................................      9,544           *
Frederick E. Trotter...............................................................................        300           *
All directors and executive officers as a group
  (17 persons).....................................................................................  4,560,315(9)        22.1%
Employees' Profit Sharing Plan and
  Variable Investment Plan.........................................................................  3,807,352(10)       18.4%

- - ------------------------
*     Less than 1%.
 (1) Participants in the Employees' Profit Sharing Plan and the Variable Investment Plan have the right to direct the trustee as to the voting of the shares of the Company's Common Stock that have been allocated to their respective stock accounts, and as such have voting power with respect thereto. The beneficial ownership of each individual included in this table who is a participant in the plans includes the shares held in that person's stock accounts under the plans. The aggregate number of shares so included for all such individuals is 21,758, and the maximum so included for any individual is 8,759. See note 10 below. Beneficial ownership also includes the shares of restricted stock held by executive officers in respect of which shares the executive officers have voting power. See note 1 to the Summary Compensation Table on page 5 for the shares of restricted stock held by the listed executive officers. The persons named in this table have sole voting and investment powers with respect to the shares indicated, except as otherwise noted and subject to community property laws, where applicable.
 (2) Except as otherwise noted, the address for all beneficial owners of more than five percent of the Company's stock is P.O. Box 5222, Walnut Creek, California 94596.
 (3) Includes 122,052 shares held in fiduciary capacity for family members and other relatives for which R.M. Long has sole voting and investment power and 45,273 shares held in fiduciary capacity for family members for which R.M. Long has shared voting and investment power with E. Long. Excludes 7,619 shares held by family members. R.M. Long disclaims beneficial ownership of all shares referenced above. Also includes 1,500,000 shares held in fiduciary capacity for which R.M. Long has sole voting power and shared investment power with V.M. Long. Includes 50,000 shares held in a fiduciary capacity for which R.M. Long has shared voting and investment power.
 (4) Includes 1,500,000 shares as to which V.M. Long shares investment power with R.M. Long. Such shares appear in the table for both V.M. Long and R.M. Long.
 (5)  T.R.  Sweeney & W.G. Combs, with others serve as co-trustees of the Thomas
      J. Long Foundation, and therefore share investment and voting power over these 1,562,673 shares. These shares do not appear separately in the table for any of these individuals and each of them disclaims beneficial ownership thereof.

 (6)  Four of the  five co-trustees  of the  J.M. Long  Foundation include  R.M.
      Long,  W.G. Combs,  O.D. Jones, and  S.D. Roath and  they therefore share, with all  co-trustees,  investment and  voting  power over  these  625,550 shares.  These shares  do not  appear separately in  the table  for any of these individuals and each of them disclaims beneficial ownership thereof.
 (7)  The address of Ariel Capital Management, Inc., is 307 N. Michigan  Avenue,
      Chicago, Illinois 60601.
 (8)  Does not include certain shares held by the Employees' Profit Sharing Plan and  the Variable  Investment Plan in  respect of which  R.A. Plomgren may have shared  voting  power by  virtue  of  his membership  on  the  Policy
      Committee  of such plans, and of  which he disclaims beneficial ownership.
      Includes 50,000  shares  held  in  a fiduciary  capacity  for  which  R.A.
      Plomgren has shared voting and investment power.
 (9)  Includes  the 1,562,673 shares  held by the Thomas  J. Long Foundation and the 625,550 shares held by the J.M. Long Foundation because certain of the trustees of  each  entity  are  directors or  executive  officers  of  the
      Company.
(10)  Bank  of America National Trust and  Savings Association is the trustee of the Employees' Profit Sharing Plan and Merrill Lynch Trust Company is  the
      trustee  of the Variable Investment Plan. The Policy Committee for both of the plans has  the authority to  direct the  trustee as to  the voting  of allocated  whole shares of the Company's  Common Stock for which no voting instructions are  timely  received  from the  participant,  the  aggregate number  of fractional shares  allocated to participants'  accounts and all unallocated shares. As such,  the members of the  Policy Committee may  be deemed  to have shared voting power with  respect to such shares. On March
      31, 1995, the aggregate number  of such fractional and unallocated  shares in the plans was 290,590.

                         ITEM I. ELECTION OF DIRECTORS

    The Board of Directors consists of eleven members, the maximum authorized membership, divided into three classes. Four directors, as set forth below, are to be elected at the Annual Meeting. The remaining seven directors will continue to serve as set forth below. The proxy holders will vote the proxies received by them for the following four nominees for the terms set below and until their successors are duly elected and qualified (unless authorization to vote for election of directors has been withheld). The four nominees receiving the greatest number of votes will be elected as directors of the Company. The Company is unaware of any nominee who would be unavailable to serve if elected. In the event that any nominee shall be unable to serve, the proxies will be voted by the proxy holders for such other person as may be designated by the Board of Directors.

    The following sets forth information as to each nominee for election at this meeting and each director continuing in office, including their ages, present principal occupations and those held during the last five years, directorships in other publicly held corporations, membership in committees of the Board of Directors, and the year in which each first became a director of the Company. All occupations listed refer to the Company unless otherwise stated.

                     NOMINEES FOR ELECTION AT THIS MEETING:
                           (TERMS TO EXPIRE MAY 1998)

        R.M. Long, 56, Chairman of the Board, Chief Executive Officer, and Director. Prior thereto he was President and Chief Executive Officer. Mr. Long chairs the Nominating Committee. He has been a Director of the Company since 1968.

        R.A. Plomgren, 61, Senior Vice President -- Development and Director. He has been a Director of the Company since 1972.

        F.E. Trotter, 64, President, F.E. Trotter, Inc.; and Director. Prior thereto he was Trustee of the Estate of James Campbell. Mr. Trotter is a Director of Bancorp Hawaii, Inc., Bank of Hawaii, Kikiaola Land Co., and Maui Land and Pineapple Co. Mr. Trotter is a member of the Audit Committee. He has been a Director of the Company since 1989.

        H.R. Somerset, 59, Business Consultant and Director. Prior thereto he was President and Chief Executive Officer of California and Hawaiian Sugar Company. Mr. Somerset is a Director of PLM

    International, Inc., and Brown and Caldwell. Mr. Somerset is a member of the Audit Committee, the Stock Bonus and Compensation Review Committee, and the Stock Investment Committee. He has been a Director of the Company since 1992.

                 DIRECTORS WHOSE PRESENT TERMS EXPIRE MAY 1996:

        W.G. Combs, 64, Vice President -- Administration and Director. Prior thereto he was Treasurer. He has been a Director of the Company since 1980.

        R.M. Brooks, 66, Financial Consultant; and Director. Prior thereto he was President and Chief Executive Officer of SFA Management Corporation. Mr. Brooks is a Director of BEI Electronics, Inc., and Granite Construction, Inc. Mr. Brooks chairs the Stock Bonus and Compensation Review Committee and the Stock Investment Committee, and is a member of the Audit Committee and the Nominating Committee. He has been a Director of the Company since 1988.

        D.G. DeSchane, 70, Retired Vice President and District Manager of the Company; and Director. Mr. DeSchane is a member of the Stock Bonus and Compensation Review Committee. He has been a Director of the Company since 1990.

                 DIRECTORS WHOSE PRESENT TERMS EXPIRE MAY 1997:

        S.D. Roath, 54, President and Director. Prior to becoming President he was Executive Vice President. He has been a Director of the Company since 1979.

        E.E. Johnston, 77, Insurance Consultant; and Director. Mr. Johnston chairs the Audit Committee and is a member of the Stock Investment Committee, the Nominating Committee, and the Stock Bonus and Compensation Review Committee. He has been a Director of the Company since 1980.

        T.R. Sweeney, 56, Retired Vice President and District Manager of the Company; and Director. He has been a Director of the Company since 1978.

        M.S. Metz, Ph.D., 57, Dean, U.C. Berkeley Extension, and Director. Prior thereto she was a Consultant and President of Mills College. Dr. Metz is a Director of Pacific Gas and Electric Company, Union Bank, and Pacific Telesis Group. Dr. Metz is a member of the Audit Committee and the Stock Bonus and Compensation Review Committee. She has been a Director of the Company since 1991.

                             THE BOARD OF DIRECTORS

    During the fiscal year ended January 26, 1995, the Board of Directors met four times. During the fiscal year, each director attended more than 75% of all meetings of the Board and the Committees upon which they served.

                            COMMITTEES OF THE BOARD

    The Audit Committee is composed entirely of non-employee directors. The current Committee members are E.E. Johnston (Chairman), H.R. Somerset, F.E. Trotter, M.S. Metz, and R.M. Brooks. The Audit Committee's primary functions are to monitor the Company's accounting, financial reporting, and control procedures, and to recommend the independent certified public accountants to be selected by the Company. The Committee met two times during the fiscal year ended January 26, 1995.

    The Stock Bonus and Compensation Review Committee establishes compensation for the Company's senior executive officers and administers the Company's long-term incentive plans. The current Committee members are R.M. Brooks (Chairman), D.G. DeSchane, E.E. Johnston, M.S. Metz, and H.R. Somerset. The Committee met two times during the fiscal year ended January 26, 1995.

    The Nominating Committee recommends to the Board of Directors candidates for directors of the Company. The Committee will consider qualified candidates including those submitted by shareholders. Shareholder recommendations may be submitted to the Secretary in accordance with the Company's By-Laws. The
Committee met one time during the fiscal year ended January 26, 1995. The current Committee members are R.M. Long (Chairman), R.M. Brooks, and E.E. Johnston.

    The Stock Investment Committee is responsible for authorizing the purchase by the Corporation, or by its subsidiary, Longs Drug Stores California, Inc., or by the Employee Profit Sharing Plan or the Variable Investment Plan of said subsidiary, of shares of the Corporation's Common Stock. The Committee met four times during the fiscal year ended January 26, 1995. The current Committee members are R.M. Brooks (Chairman), H.R. Somerset, and E.E. Johnston.

                             EXECUTIVE COMPENSATION

    The table below sets forth the compensation earned by the following persons during the fiscal years ended January 26, 1995, January 27, 1994, and January 28, 1993, for services rendered in all capacities to the Company and its subsidiaries: (i) the chief executive officer (CEO) of the Company, and (ii) the four other most highly compensated executive officers of the Company.

                           SUMMARY COMPENSATION TABLE

- - ------------------------------------------------------------------------------------------------------------------
                                                                                                 LONG-TERM
                                                                                                COMPENSATION
                                                                 ANNUAL COMPENSATION               AWARDS
                                                          ----------------------------------   --------------
                                                                                OTHER ANNUAL     RESTRICTED         ALL OTHER
                                                 FISCAL                         COMPENSATION       STOCK         COMPENSATION(2)
  NAME AND PRINCIPAL POSITION                     YEAR    SALARY($)   BONUS($)      ($)        AWARD(S)(1)($)          ($)
- - -----------------------------------------------  ------   ---------   --------  ------------   --------------   -----------------
  R.M. Long--CEO & Chairman of the Board          1995    $ 100,000   $255,670     $2,309                            $3,024
                                                  1994      103,000    282,610      2,242                             3,115
                                                  1993      100,000    306,570      2,395         $107,125            2,926
  S.D. Roath--President                           1995    $ 100,000   $255,372     $2,309                            $3,024
                                                  1994       92,700    252,330      2,242                             3,115
                                                  1993       90,000    273,184      2,395         $107,125            2,926
  R.A. Plomgren--Senior Vice President--          1995    $  90,000   $160,980     $2,309                            $3,024
   Development                                    1994       82,400    171,590      2,242                             3,115
                                                  1993       80,000    186,130      2,395         $100,400            2,926
  O.D. Jones--Senior Vice President--Properties   1995    $  90,000   $142,040     $2,309                            $3,024
                                                  1994       82,400    131,200      2,242                             3,115
                                                  1993       80,000    142,330      2,395         $ 98,719            2,926
  B.M. Brandon--Senior Vice President             1995    $  80,000   $123,090     $2,309                            $3,024
                                                  1994       72,100    121,120      2,242                             3,115
                                                  1993       70,000    131,390      2,395         $ 98,719            2,926
- - -----------------------------------------------------------------------------------------------------

- - --------------------------
(1) The number and value (based on the last reported sale price on January 26, 1995), of the aggregate restricted stock holdings of the named executive officers at the end of fiscal 1995 were: R.M. Long, 5,500 shares
      ($186,313);  S.D. Roath,  10,500 shares  ($355,688); R.A.  Plomgren, 5,300 shares ($179,538); O.D. Jones, 5,250 shares ($177,844); and B.M.  Brandon,
      5,250 shares ($177,844). Dividends paid on restricted shares are retained by the Company and, when the restricted shares vest, the retained dividends thereon, plus interest earned from the Company's investment of dividends, are paid to the recipient.
(2) Comprised entirely of Company contributions for the indicated year that were allocated to the named executive officer's account in the Employee's Profit Sharing Plan.

                            DIRECTORS' COMPENSATION

    Directors who are employees of the Company or any subsidiary of the Company receive no additional compensation for their services as directors. Each other member of the Board is paid an annual retainer of $27,000 plus a fee of $900 for each Board meeting attended. Each director who is not an employee of the Company or any subsidiary of the Company receives $900 for each Committee meeting attended. Each Committee Chairman receives an additional annual fee of $4,000 for each such position held.

                             TERMINATION AGREEMENTS

    The Subsidiary has entered into Agreements with the officers identified in the table under the caption "Executive Compensation" on page 5, and 307 other officers and key employees of the Subsidiary which provide for severance payments to such officers and employees in the event of their discharge by the Subsidiary at any time within two years after the date of an Uninvited Change in Control (as defined) or a resignation of the executive or employee at any time within the period commencing 180 days and ending two years after an Uninvited Change in Control. The severance benefits payable to the executive or employee would be equal to three times the annual average income of the executive or employee during the five taxable years preceding the date of termination of employment. For purposes of the Agreements, Uninvited Change in Control means any change in the ownership or effective control of the Company or any subsidiary or the ownership of a substantial portion of the assets of the Company or any subsidiary, which change is not approved by a majority of the directors of the Company who have been in office at least six months prior to the date of such change.

    If an Uninvited Change in Control had occurred on December 31, 1994, and all executives and other employees covered by the Agreements had been discharged by the Company, Messrs. R.M. Long, S.D. Roath, R.A. Plomgren, O.D. Jones and B.M. Brandon would have been entitled to receive $1,216,746, $1,033,635, $770,265, $643,455, and $577,311, respectively. All other officers and employees covered by the Agreements would have been entitled to receive $66,300,369.

                           REPORT OF THE STOCK BONUS
                       AND COMPENSATION REVIEW COMMITTEE

    The Stock Bonus and Compensation Review Committee consists of five members of the Board, none of whom is an employee of the Company. One member, D.G. DeSchane, who retired in 1988, is a former officer of the Company. The purpose of the Committee is to establish compensation for the Company's executive officers and to administer the Company's long-term incentive plans.

    In compensating executives, including the Chief Executive Officer, the Company's policy has been to employ a straightforward compensation program under which a significant portion of compensation is tied to the Company's performance. Given the stability of the senior management team, the Committee believes that this approach provides an appropriate incentive to senior management to continually strive to increase long-term profitability. The Committee recognizes that management compensation is a key ingredient in attracting and retaining capable leadership and that the compensation program must afford members of senior management the opportunity to earn levels of compensation that they will find acceptable.

    The major components of executive compensation consist of base salary, bonus, and awards under the Company's equity plans. Salaries for executive officers are set at levels that the Committee believes, based on its study of comparative industry data, are relatively low for the senior management of large, publicly traded retail businesses. The companies surveyed for the sake of this comparison have included virtually all of the peer group companies included in the chart appearing under "Performance Graph" on page 8, and certain additional grocery and general merchandise retailers, although the precise group of companies surveyed may vary slightly from year to year. Base annual salaries for executive officers in the fiscal year ended January 26, 1995, ranged from $56,000 to $100,000.

    The more significant component of cash compensation is the Company's bonus program. Under this program the Committee establishes an applicable percentage of the Company's operating income before provisions ("OIBP") for each executive officer at the beginning of each year. OIBP is, essentially, earnings before taxes, profit sharing contributions, senior officer bonuses, and any required LIFO adjustment. The bonus program is designed to produce cash compensation (i.e. salary and bonus) that the Committee believes, based on the survey described in the preceding paragraph, is in the lower end of the range of annual compensation for senior management in large, publicly traded retail businesses if the Company achieves target levels of OIBP. The applicable percentages are arrived at on the basis of the percentage of budgeted OIBP necessary to reach the target range. A cash bonus is paid quarterly to the officer in the amount of his applicable percentage of OIBP for that quarter. Bonuses for executive officers in fiscal 1995 ranged from $54,000 to $256,000. These bonuses accounted for approximately 55% of total cash compensation for all executive officers. The Committee has not established limits on the percentage of cash compensation that may consist of these bonuses.

    The third component of executive compensation is the periodic granting of equity based awards under the Company's Long-Term Incentive Plan of 1987 and the 1995 Long-Term Incentive Plan. Awards under these plans can include restricted stock, stock options, performance shares and stock appreciation rights and can be made to key employees, including executive officers, key general office employees and the top three managers in most stores. These plans are intended to provide compensation that will be an incentive to key employees to enhance the profitable growth of the Company and the value of its common stock. While the range of award sizes among participants has been relatively modest, the difference in size of awards under the plans has been based primarily on the general level of responsibility of the recipient. The Committee may also consider subjective factors on a case by case basis as it believes to be in the Company's best interests. Awards made under the plans have been a relatively small component of executive officer compensation. Since the adoption of the 1987 plan through the end of fiscal 1995, awards ranging from 7,000 to 8,000 shares of restricted stock have been made under the plans to the Chief Executive Officer and each other executive officer other than the President, to whom an aggregate of 13,000 shares of restricted stock has been awarded. Approximately 323,800 additional shares of restricted stock have been granted to the other recipients under the plans.

    The Chief Executive Officer's cash compensation declined in fiscal 1995 from 1994, with base salary comprising 28% of annual salary and bonus. This decline was due to the reduction of Mr. Long's base salary by $3,000 and a lower bonus resulting from his percentage of OIBP (applicable percentage) being reduced slightly from fiscal 1994 to 1995 and from OIBP declining in fiscal 1995. This reduction in Mr. Long's salary and applicable percentage was made after a request by Mr. Long that the Committee consider such a change in order to bring his compensation more closely in line with that of Mr. Roath, the President, in recognition of Mr. Roath's added responsibilities in 1995. In awarding restricted stock to Mr. Long in fiscal 1995, the Committee was aware of Mr. Long's substantial shareholdings in the Company. Nonetheless, the Committee believed that these awards were appropriate in light of Mr. Long's overall level of compensation and the level of awards made to the other executive officers and key employees.

R. M. Brooks (Chairman)                    D. G. DeSchane
E. E. Johnston                             H. R. Somerset
M. S. Metz

                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

    The Stock Bonus and Compensation Review Committee consists of five members of the Board, none of whom is an employee of the Company. One member, D. G. DeSchane, who retired in 1988, is a former officer of the Company. The other members of the committee are R.M. Brooks, E.E. Johnston, M.S. Metz and H.R. Somerset.

                               PERFORMANCE GRAPH

    The graph below indicates the cumulative total shareholder return, including reinvestment of dividends, over the last five fiscal years. The stock price performance shown is not necessarily indicative of future price performance.

             COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG
         LONGS DRUG STORES, S&P 500 INDEX, AND NATIONAL ASSOCIATION OF
                 CHAIN DRUG STORES ("NACDS") PEER GROUP INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           LONGS DRUG STORE    S&P 500    NACDS PEER GROUP INDEX
Jan-90                   100        100                       100
Jan-91                 81.52     108.39                    122.59
Jan-92                 93.88     132.99                    155.28
Jan-93                 95.25     147.06                    162.81
Jan-94                 90.33        166                       162
Jan-95                 91.34     166.88                    201.62

    *The NACDS Peer  Group Index  is comprised of  the following  companies:
     Arbor Drugs, Inc.; Big B, Inc.; Drug Emporium, Inc.; F&M Distributors, Inc.; Fay's Incorporated; Genovese Drug Stores, Inc.; Longs Drug Stores; Perry Drug Stores, Inc.; Revco D.S., Inc.; Rite Aid Corporation; and Walgreen Co.

                              FINANCIAL STATEMENTS

    The Annual Report of the Company, including financial statements for the fiscal year ended January 26, 1995, is being mailed to all shareholders concurrently with the mailing of this Proxy Statement. A copy of the Company's Form 10-K for such fiscal year may be obtained without charge by writing to Longs Drug Stores Corporation, Attention: Corporate Treasurer, 141 North Civic Drive, Walnut Creek, California 94596.

                          CERTIFIED PUBLIC ACCOUNTANTS

    The firm of Deloitte & Touche LLP was engaged as certified public accountants for the fiscal year ended January 26, 1995. The Board of Directors, on recommendation of its Audit Committee, has retained the firm for the current fiscal year. Representatives of Deloitte & Touche are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                SHAREHOLDER'S PROPOSALS FOR 1996 ANNUAL MEETING

    Under the rules of the Securities Exchange Commission, in order for a shareholder's proposal to be considered for inclusion in the Company's Proxy Statement for the 1996 Annual Meeting of Shareholders, such proposal must be received at the Company's Executive Offices at 141 North Civic Drive, Post Office Box 5222, Walnut Creek, California 94596, Attention: Corporate Secretary, no later than the close of business on December 20, 1995.

                                 OTHER MATTERS

    As of the date of this Proxy Statement, the Board of Directors knows of no business other than that described above to be presented for action at the meeting, but it is intended that all proxies will be exercised upon any other matters and proposals that may properly come before the meeting or any adjournment thereof, in accordance with the direction of the persons named therein.

PROXY CARD                                                           PROXY CARD

                        LONGS DRUG STORES CORPORATION
               141 NORTH CIVIC DRIVE, WALNUT CREEK, CALIFORNIA

                 ANNUAL MEETING OF SHAREHOLDERS-MAY 16, 1995

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned appoints R.M. LONG, S.D. ROATH, R.A. PLOMGREN and each of them proxies for the undersigned, with the powers the undersigned would possess if personally present and with full power of substitution to act and to vote, as designated below, all the shares of the undersigned in Longs Drug Stores Corporation, at the Annual Meeting of its Shareholders to be held on Tuesday, May 16, 1995, at 11:00 A.M., and at any adjournment thereof.


                                                              See Reverse Side

- - -------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

/X/PLEASE MARK YOUR CHOICES LIKE THIS

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES NAMED IN PROPOSAL 1.

                               ---------------
                                    COMMON


1.  ELECTION OF DIRECTORS AS LISTED BELOW
(except as marked to the contrary below)

     FOR          WITHHOLD AUTHORITY
     / /                 / /

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name below.)

R. M. Long   R. A. Plomgren   F. E. Trotter   H. R. Somerset


2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment thereof, including matters which the Board of Directors do not at this time know are to be presented at the meeting.


Please sign exactly as name appears below. If the stock is of record in the names of two or more persons, one of them may sign the proxy. A proxy executed by a corporation or a partnership should be signed in its name by an authorized person. Executors, administrators, guardians, conservators, and custodians should so indicate when signing.

DATED:_________________________,1995


- - --------------------------------------------------
Signature of shareholder


- - --------------------------------------------------
Signature of shareholder

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE.

- - -------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

                        LONGS DRUG STORES CORPORATION
               141 NORTH CIVIC DRIVE, WALNUT CREEK, CALIFORNIA

                 ANNUAL MEETING OF SHAREHOLDERS-MAY 16, 1995

                            DIRECTION TO TRUSTEES,
        LONGS DRUG STORES CALIFORNIA, INC. EMPLOYEE PROFIT SHARING PLAN AND LONGS DRUG STORES CALIFORNIA, INC. VARIABLE INVESTMENT PLAN

To: Trustee, Longs Drug Stores California, Inc.  Employee Profit Sharing Plan
    Trustee, Longs Drug Stores California, Inc.  Variable Investment Plan

I direct you as Trustee to vote as I have indicated on the other side of this card. You will vote my shares of the Common Stock of Longs Drug Stores Corporation credited to my account under the Plan at the Annual Meeting of Shareholders of Longs Drug Stores Corporation to be held on Tuesday, May 16, 1995, at 11:00 A.M., and at any adjournment thereof.

                                                               See Reverse Side

- - -------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

/X/PLEASE MARK YOUR CHOICES LIKE THIS

THIS CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.
IF NO DIRECTION IS MADE, THIS CARD WILL BE VOTED FOR ALL NOMINEES NAMED IN PROPOSAL 1.

                ----------------------   --------------
                    PROFIT SHARING           V.I.P.


1.  ELECTION OF DIRECTORS AS LISTED BELOW
(except as marked to the contrary below)

     FOR          WITHHOLD AUTHORITY
     / /                 / /

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name below.)

R. M. Long   R. A. Plomgren   F. E. Trotter   H. R. Somerset


2. In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting, or any adjournment thereof, including matters which the Board of Directors do not at this time know are to be presented at the meeting.


Please sign exactly as name appears below. If the stock is of record in the names of two or more persons, one of them may sign the card. A card executed by a corporation or a partnership should be signed in its name by an authorized person. Executors, administrators, guardians, conservators, and custodians should so indicate when signing.

DATED:_________________________,1995


- - -------------------------------------------------
Signature of shareholder


- - -------------------------------------------------
Signature of shareholder

PLEASE MARK, SIGN, DATE, AND RETURN THE CARD
PROMPTLY USING THE ENCLOSED ENVELOPE.

- - -------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

PROXY CARD                                                           PROXY CARD
                        LONGS DRUG STORES CORPORATION
               141 NORTH CIVIC DRIVE, WALNUT CREEK, CALIFORNIA

                 ANNUAL MEETING OF SHAREHOLDERS-MAY 16, 1995

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned appoints R.M. LONG, S.D. ROATH, R.A. PLOMGREN and each of them proxies for the undersigned, with the powers the undersigned would possess if personally present and with full power of substitution to act and to vote, as designated below, all the shares of the undersigned in Longs Drug Stores Corporation, at the Annual Meeting of its Shareholders to be held on Tuesday, May 16, 1995, at 11:00 A.M., and at any adjournment thereof.

                                                               See Reverse Side

/X/PLEASE MARK YOUR CHOICES LIKE THIS

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES NAMED IN PROPOSAL 1.

                           ------------------------
                            RESTRICTED STOCK AWARD

1.  ELECTION OF DIRECTORS AS LISTED BELOW
(except as marked to the contrary below)

     FOR          WITHHOLD AUTHORITY
     / /                 / /

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name below.)

R. M. Long   R. A. Plomgren   F. E. Trotter   H. R. Somerset


2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment thereof, including matters which the Board of Directors do not at this time know are to be presented at the meeting.


Please sign exactly as name appears below. If the stock is of record in the names of two or more persons, one of them may sign the proxy. A proxy executed by a corporation or a partnership should be signed in its name by an authorized person. Executors, administrators, guardians, conservators, and custodians should so indicate when signing.

DATED:_________________________,1995


- - -------------------------------------------------
Signature of shareholder


- - -------------------------------------------------
Signature of shareholder

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE.